Derivative Instruments	12 Months Ended
Mar. 31, 2020
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivative Instruments	Derivative Instruments
Interest Rate Swaps
The fair value of interest rate swap contracts is calculated based on the fixed rate, notional principal, settlement date and present value of the future cash inflows and outflows based on the terms of the agreement and the future floating interest rates as determined by a future interest rate yield curve. The model used to value the interest rate swap contracts is based upon well recognized financial principles, and interest rate yield curves can be validated through readily observable data by external sources. Although readily observable data is used in the valuations, different valuation methodologies could impact the estimated fair value. Accordingly, the interest rate swap contracts are categorized as Level 2 within the fair value hierarchy.
For the fiscal years ended 31 March 2020, 2019 and 2018, the unrealized and realized gains and losses recorded on interest rate swap contracts are immaterial and are included in Other (expense) income.
At 31 March 2020, the weighted average fixed interest rate of these contracts is 2.3% and the weighted average remaining life is 0.3 years. At 31 March 2020 and 2019, these contracts have a fair value of a US$0.1 million payable and a US$0.3 million receivable, respectively.
The notional amount of interest rate swap contracts was US$25.0 million and US$75.0 million as of 31 March 2020 and 2019, respectively, and represents the basis upon which payments are calculated and are reported on a net basis when a legal and enforceable right of set-off exists.